UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 2010

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 22, 2010, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC acted as representatives, for the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of its 0.875% Notes due 2013 (the “2013 Notes”), $1,750,000,000 aggregate principal amount of its 1.625% Notes due 2015 (the “2015 Notes”), $1,000,000,000 aggregate principal amount of its 3.000% Notes due 2020 (the “2020 Notes”) and $1,000,000,000 aggregate principal amount of its 4.500% Notes due 2040 (the “2040 Notes” and, together with the 2013 Notes, the 2015 Notes and the 2020 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture thereto, to be dated as of September 27, 2010, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). A form of the Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-155495), filed on November 20, 2008, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Securities and Exchange Commission a Prospectus dated November 20, 2008 and a related Prospectus Supplement dated September 22, 2010 (File No. 333-155495).

Interest on the 2013 Notes will be payable semi-annually on March 27 and September 27 of each year, commencing on March 27, 2011, to holders of record on the preceding March 15 or September 15, as the case may be. Interest on the 2015 Notes will be payable semi-annually on March 25 and September 25 of each year, commencing on March 25, 2011, to holders of record on the preceding March 15 or September 15, as the case may be. Interest on the 2020 Notes and the 2040 Notes will be payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2011, to holders of record on the preceding March 15 or September 15, as the case may be.

The 2013 Notes will mature on September 27, 2013, the 2015 Notes will mature on September 25, 2015, the 2020 Notes will mature on October 1, 2020 and the 2040 Notes will mature on October 1, 2040.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 22, 2010

4.2	Form of Second Supplemental Indenture, to be dated as of September 27, 2010, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Indenture, to be dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	Form of Global Note representing the 2013 Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2015 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2020 Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2040 Notes (included in Exhibit 4.2)

5.1	Opinion of Weil, Gotshal & Manges LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: September 24, 2010	/s/ Keith R. Dolliver
Keith R. Dolliver
Associate General Counsel, Legal and Corporate
Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 22, 2010

4.2	Form of Second Supplemental Indenture, to be dated as of September 27, 2010, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Indenture, to be dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	Form of Global Note representing the 2013 Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2015 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2020 Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2040 Notes (included in Exhibit 4.2)

5.1	Opinion of Weil, Gotshal & Manges LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation